                                                                Exhibit 23(g)(2)
                                                                ----------------


State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

     Re:  LM Balanced Institutional Portfolio

Ladies and Gentlemen:

     This is to advise you that Legg Mason Institutional Fund Advisors II, Inc. (the "Fund") has established a new series of shares to be known as LM Balanced Institutional Portfolio (the "Portfolio"). In accordance with the Additional Funds provision of Section 17 of the Custodian Contract dated as of August 18, 1998, between the Fund and State Street Bank and Trust company, the Fund hereby requests that you act as Custodian of the Portfolio under the terms of the contract.

     Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning on to the Fund and retaining one copy for your records.

                              LEGG MASON INSTITUTIONAL FUND ADVISORS II, INC.


                              By:
                                 -------------------------------
                              Name:  Marie K. Karpinski
                              Title: Vice President


Agreed to this first day of December, 1999.


STATE STREET BANK AND TRUST COMPANY


By:
   ------------------------------
Name:  Ronald E. Logue
Title: Vice Chairman

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

     Re:  Batterymarch U.S. Small Capitalization Equity Portfolio

Ladies and Gentlemen:

     This is to advise you that Legg Mason Institutional Fund Advisors II, Inc. (the "Fund") has established a new series of shares to be known as Batterymarch U.S. Small Capitalization Equity Portfolio (the "Portfolio"). In accordance with the Additional Funds provision of Section 17 of the Custodian Contract dated as of August 18, 1998, between the Fund and State Street Bank and Trust company, the Fund hereby requests that you act as Custodian of the Portfolio under the terms of the contract.

     Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning on to the Fund and retaining one copy for your records.

                              LEGG MASON INSTITUTIONAL FUND ADVISORS II, INC.


                              By:
                                 -------------------------------
                              Name:  Marie K. Karpinski
                              Title: Vice President


Agreed to this first day of December, 1999.


STATE STREET BANK AND TRUST COMPANY


By:
   ------------------------------
Name:  Ronald E. Logue
Title: Vice Chairman

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

     Re:  Batterymarch U.S. MidCapitalization Equity Portfolio

Ladies and Gentlemen:

     This is to advise you that Legg Mason Institutional Fund Advisors II, Inc. (the "Fund") has established a new series of shares to be known as Batterymarch U.S. MidCapitalization Equity Portfolio (the "Portfolio"). In accordance with the Additional Funds provision of Section 17 of the Custodian Contract dated as of August 18, 1998, between the Fund and State Street Bank and Trust company, the Fund hereby requests that you act as Custodian of the Portfolio under the terms of the contract.

     Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning on to the Fund and retaining one copy for your records.

                              LEGG MASON INSTITUTIONAL FUND ADVISORS II, INC.


                              By:
                                 -------------------------------
                              Name:  Marie K. Karpinski
                              Title: Vice President


Agreed to this first day of December, 1999.


STATE STREET BANK AND TRUST COMPANY


By:
   ------------------------------
Name:  Ronald E. Logue
Title: Vice Chairman